UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Green Century Funds

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From: Green Century Funds [GreenCenturyFunds@2voteproxy.com]

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Subject: Green Century Funds Board - Please Vote

Dear Shareholder,

We are writing today to request your vote for a proxy proposal for the Green Century Funds. Details on the proposal can be accessed using the link for the electronic voting site below. You are receiving this e-mail because you were a shareholder of the Green Century Balanced Fund and/or of the Green Century Equity Fund on the record date for the vote, July 22, 2014, and are entitled to vote.

The Funds’ Board of Trustees recommends that the following people serve as the Funds’ Trustees: John Comerford, Jonathan Darnell, Laurie Moskowitz, Douglas H. Phelps, Bancroft R. Poor, Mary Raftery, James H. Starr, and Wendy Wendlandt. The proposal described in the materials referenced below seeks your vote in favor of all of the nominees.

Each of the Funds’ Trustees serve without pay as volunteers and each is committed to furthering sustainable investing and advocacy for greater corporate environmental responsibility.

The Green Century Funds Board of Trustees has carefully reviewed the proposal and recommends that you vote “for” the election of each of the nominees. Green Century Capital Management, Inc. (Green Century) also recommends that you vote “for” the election of each of the nominees.

For access to the proxy materials and the secured electronic voting site, please visit: https://www.2voteproxy.com/gcf. Your personal control number is 309 700 800 317 34.

We ask that you consider voting now so that we will avoid the environmental and financial costs of additional solicitations. Your vote is important, no matter how many shares you own.

If you need any additional information about this vote, or if you would like to receive a paper copy of the proxy statement, please feel welcome to call us at 1-800-93-GREEN (1-800-934-7336), Monday through Friday, 9 a.m. to 6 p.m. Eastern Time. We will be happy to explain the proxy or to answer any questions you may have. The proxy statement is also available on our website at http://www.greencentury.com/pdf/proxy.pdf.

Thank you for investing with the first and only family of fossil fuel free diversified and responsible mutual funds in the nation.

Sincerely,

/s/Kristina A. Curtis/s/	/s/Leslie Samuelrich/s/

Kristina A. Curtis	Leslie Samuelrich
President	President
Green Century Funds	Green Century Capital Management, Inc.

Green Century Funds

114 State Street

Boston, MA 02109

1-800-93-GREEN

August 12, 2014

Dear Shareholder:

We are writing today to request your vote for the proposal described in the accompanying proxy statement concerning the Green Century Balanced Fund and the Green Century Equity Fund. You are receiving this proxy statement because you were a shareholder of the Green Century Balanced Fund and/or of the Green Century Equity Fund on July 22, 2014, and are entitled to vote.

The Funds’ Board of Trustees recommends that the following persons serve as the Funds’ Trustees: John Comerford, Jonathan Darnell, Laurie Moskowitz, Douglas H. Phelps, Bancroft R. Poor, Mary Raftery, James H. Starr, and Wendy Wendlandt. The proposal described in the enclosed materials seeks your vote in favor of the Funds’ Trustees. Each of the Funds’ Trustees serve without pay as volunteers and each is committed to furthering environmentally responsible investing.

The Green Century Funds Board of Trustees has carefully reviewed the proposal and recommends that you vote “for” the election of each of the nominees. Green Century Capital Management, Inc. (Green Century) also recommends that you vote “for” the election of each of the nominees.

Enclosed is a proxy statement describing the proposal in more detail. Please take a few moments to read the enclosed materials. You may then cast your vote by mail, by phone, or online; instructions are on the enclosed proxy card(s). In addition, you may vote at a Special Meeting of Shareholders of the Funds to be held on September 22, 2014 at 3:00 p.m. Eastern Time at Green Century’s offices at 114 State Street. Boston, MA 02109. You are not required to attend the Special Meeting in order to cast your vote.

Please vote today. Please note that you may receive more than one proxy card if you own more than one Green Century Funds account. Please vote every proxy card that you receive. If we do not receive your vote, we may contact you again to ask you to consider the Board’s recommendation and vote. If you have any questions or need assistance, please call us at 1-800-93-GREEN – we will be happy to answer your questions.

Sincerely yours,

/S/Kristina A. Curtis	/S/Leslie Samuelrich
Kristina A. Curtis	Leslie Samuelrich
President	President
Green Century Funds	Green Century Capital Management, Inc.

OVERVIEW OF PROXY STATEMENT

A Special Meeting of Shareholders of the Green Century Balanced Fund (the Balanced Fund) and the Green Century Equity Fund (the Equity Fund) (the Funds) will be held at the offices of Green Century Capital Management, Inc. (Green Century), 114 State Street, Boston, MA 02109, on September 22, 2014 at 3:00 p.m., Eastern Time, for the purposes described in this proxy statement.

We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers in order to help you make your decision. If you have any further questions, please feel free to call us at 1-800-93-GREEN (1-800-934-7336) from 9:00 am to 6:00 pm Eastern Time, Monday through Friday.

Q.	Who are the Proposed Nominees for Election as Trustees of the Funds?

A.	The proposed Nominees for election are John Comerford, Jonathan Darnell, Laurie Moskowitz, Douglas H. Phelps, Bancroft R. Poor, Mary Raftery, James H. Starr, and Wendy Wendlandt. Mses. Raftery and Wendlandt and Messrs. Comerford, Starr, Phelps and Poor are current members of the Board. Mr. Poor was appointed by the Board in 2014. Ms. Raftery was appointed by the Board in 2009. Ms. Wendlandt and Messrs. Comerford, Starr and Phelps were elected by the shareholders of the Funds in 2005. Ms. Moskowitz and Mr. Darnell have not previously served on the Board.

Unlike the majority of mutual funds, the Green Century Funds do not pay their Trustees any fees; all the Trustees serve as volunteers. Each of the Trustees is committed to furthering sustainable investing and advocacy for greater corporate environmental responsibility.

Q.	What is the Role of the Board?

A.

The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by Green Century, as the investment adviser and the administrator of the Funds, and other service providers. The Board also appoints the officers of the Funds. The officers are responsible for supervising and administering the day-to-day operations of the Funds. The Funds’ Board of Trustees is currently made up of seven individuals, four of whom are “independent,” meaning that they have no formal affiliation with Green Century or the Funds except in their role as Trustees. In addition, the

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Independent Trustees are represented by independent legal counsel to further ensure that shareholder interests remain paramount.

Q.	How does the Board of Trustees recommend that I vote?

A.	The Board of Trustees has carefully reviewed the proposal and recommends that you vote FOR each Trustee in the proposal on the enclosed proxy card(s). Following the proposal is a brief discussion of the factors the Trustees considered before granting their approval.

Q.	If the proposal is approved, will there be any change in the investment objectives of the Balanced Fund or the Equity Fund?

A.	No. There is no intent to change any of the key investment strategies or the investment objectives of the Balanced Fund or the Equity Fund, including the Funds’ commitment to principles of environmentally responsible investing.

Q.	Why did I receive more than one proxy voting card?

A.	You may have received more than one proxy voting card if you hold shares in more than one account in the Funds. To vote all your shares and accounts, please vote each of the proxy cards you received.

Q.	How do I vote?

A.	You can vote by mail, by telephone or via the internet. Please see the instructions set forth on the top portion of the enclosed proxy card(s). You may also vote in person, by attending the Special Meeting of Shareholders. The meeting will be held at the offices of Green Century, 114 State Street, Boston, MA 02109, on September 22, 2014 at 3:00 p.m. Eastern Time. You do not need to attend in person in order to cast your vote.

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GREEN CENTURY BALANCED FUND

GREEN CENTURY EQUITY FUND

114 State Street, Suite 200

Boston, MA 02109

Telephone: 1-800-93-GREEN (1-800-934-7336)

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

To be held September 22, 2014

A Special Meeting of Shareholders of the Green Century Balanced Fund (the Balanced Fund) and the Green Century Equity Fund (the Equity Fund) (the Funds) will be held at the office of Green Century Capital Management, Inc., 114 State Street, Boston, MA 02109, on September 22, 2014 at 3:00 p.m., Eastern Time, for the purposes listed below.

Proposal 1.	To elect Trustees of the Funds.

Proposal 2.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments or postponements of the Special Meeting.

The Board of Trustees of the Funds recommends that you vote in favor of all Proposals.

Only shareholders of record on July 22, 2014 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

Kristina Curtis, President
Green Century Funds

August 12, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON September 22, 2014: This Notice, the Proxy Statement and the Funds’ most recent Annual Report to shareholders are available on the internet at http://greencentury.com/forms-documents/.

YOUR VOTE IS IMPORTANT. If you promptly vote, sign and return the enclosed proxy card(s) you will help avoid the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience. You may also vote by calling the toll-free number on the proxy card, or visiting the web site address listed on the proxy card.

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GREEN CENTURY BALANCED FUND

GREEN CENTURY EQUITY FUND

114 State Street, Suite 200

Boston, MA 02109

Telephone: 1-800-93-GREEN (1-800-934-7336)

PROXY STATEMENT

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Green Century Balanced Fund (the Balanced Fund) and the Green Century Equity Fund (the Equity Fund) (the Funds) for use at a Special Meeting of Shareholders of the Funds, or any adjournment thereof, to be held at the offices of Green Century Capital Management, Inc. (Green Century), 114 State Street, Boston, MA 02109, on September 22, 2014 at 3:00 p.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting. You may call Green Century at 1-800-93-GREEN (1-800-934-7336) for information on how to obtain directions to attend the meeting and vote in person.

The Funds’ Annual Report for the fiscal year ended July 31, 2013, including audited financial statements, and Semi-Annual Report for the fiscal period ended January 31, 2014, have previously been sent to shareholders and are available without charge by written request to Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109, by calling 1-800-93-GREEN (1-800-934-7336), by emailing info@greencentury.com or by downloading the report from our website at http://greencentury.com/forms-documents/.

This Proxy Statement is divided into the following four parts:

Part 1.	Overview.	Page 2

Part 2.	Information Regarding Voting and the Special Meeting.	Page 2

Part 3.	The Proposal.	Page 4

Part 4.	Information Regarding the Funds.	Page 14

This Proxy Statement was first mailed to shareholders on or about August 12, 2014.

PART 1. OVERVIEW.

The Board of Trustees of the Balanced Fund and the Equity Fund has called a Special Meeting of Shareholders for the purposes described in the accompanying Notice of Special Meeting and as summarized below. The purpose of this Proxy Statement is to provide you with additional information regarding the proposal to be voted on at the Meeting and to request your vote in favor of the proposal.

The Funds are open-end management investment companies, or mutual funds. The Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet the Green Century Funds’ standards for corporate environmental responsibility. The Equity Fund is an index fund whose investment objective is to achieve long-term total return which matches the performance of an index comprised of stocks of companies selected based on environmental, social and governance criteria.

Summary of the Proposal

Shareholders are being asked to elect John Comerford, Jonathan Darnell, Laurie Moskowitz, Douglas H. Phelps, Bancroft R. Poor, Mary Raftery, James H. Starr, and Wendy Wendlandt as Trustees of the Funds (each, a “Nominee” and collectively, the “Nominees”). Mses. Raftery and Wendlandt and Messrs. Comerford, Phelps, Poor and Starr are currently Trustees of the Funds. This Proposal is discussed in more detail under Part 3 of this Proxy Statement.

PART 2. INFORMATION REGARDING VOTING AND THE SPECIAL MEETING.

Voting Process

You can vote in any one of the following ways:

•	By mail, by filling out and returning the enclosed proxy card(s);

•	By telephone, by dialing the toll-free number listed on the proxy card(s);

•	Online, by visiting the web site address listed on the proxy card(s) ; or

•	In person at the Meeting.

You will be entitled to cast one vote for each dollar of net asset value of the Fund you hold (number of shares owned multiplied by the net asset value per share). The votes of the shareholders of the Balanced Fund and the Equity Fund will be tabulated together for the proposal.

If you receive more than one proxy card, please vote each proxy card separately, either by returning each card via mail or by voting each card on the toll-free number or online. You may receive more than one proxy card if you hold shares in more than one account in the Funds. To vote all your shares and accounts, please vote each of the proxy cards you receive.

If you return your proxy and fail to provide instructions as to how to vote your shares with respect to the proposal, your shares will be voted FOR the proposal.

Record Date

The close of business on July 22, 2014 was fixed as the Record Date for the determination of shareholders entitled to vote at the Meeting. 5,103,512.439 shares of the Balanced Fund (par value $0.01 per share) and 3,138,277.356 shares of the Equity Fund (par value $0.01 per share) were outstanding as of the close of business on the Record Date.

Quorum

Holders of a majority of the shares of each Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy at the Meeting for purposes of voting on the proposal. Your shares will be represented by proxy at the Meeting if you vote by mail, by telephone, or online.

Regardless of how you vote (“For”, “Against” or “Abstain”), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker “non-votes” (that is shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.

With respect to the election of Trustees, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists. Abstentions and broker “non-votes” are not considered “votes cast” and therefore, do not constitute a vote “For” the proposal. Thus, abstentions and broker “non-votes” will have no effect on the voting for the election of Trustees in the proposal because only “for” votes are considered in a plurality voting requirement.

Revoking Your Proxy

You may revoke your proxy at any time prior to the Meeting (or any adjournment thereof) by putting your revocation in writing, signing it and either delivering it to the Meeting or sending it to Amy F. Puffer, Secretary of the Green Century Funds, 114 State Street, Suite 200, Boston, MA 02109. You may also revoke your proxy by voting in person at the Meeting.

Adjournments and Postponements

If sufficient votes in favor of the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. An adjournment or postponement of the Meeting will suspend the Meeting to another time. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. If you voted in favor of the proposal or failed to provide instructions as to how to vote your shares with respect to the proposal (including broker non-votes), the persons named as proxies will vote your shares in favor of the adjournment of the Meeting with respect to the proposal. If you voted against or abstained from voting on the proposal, the persons named as proxies will vote your shares against any such adjournment.

Proxy Solicitation Costs

The cost of soliciting proxies (which is expected to be approximately $25,000), including the fees of a proxy soliciting agent (which are expected to be approximately $20,000), will be borne by Green Century Capital Management, not the Funds. In addition to solicitation by mail and the proxy soliciting agent, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Funds and Green Century without compensation. Green Century may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings and other solicitations, which may include telephone calls to shareholders for the purpose of reminding shareholders to vote.

PART 3. THE PROPOSAL.

Proposal 1. To elect Trustees of the Funds.

You are being asked to elect a Board of Trustees of the Funds. The nominees for the Board of Trustees are John Comerford, Jonathan Darnell, Laurie Moskowitz, Douglas H. Phelps, Bancroft R. Poor, Mary Raftery, James H. Starr, and Wendy Wendlandt (each, a “Nominee” and collectively, the “Nominees”). Mses. Raftery and Wendlandt and Messrs. Comerford, Phelps, Poor and Starr are currently Trustees of the Funds.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies or is removed from office. Mr. Comerford was appointed by the Board in 2005 and was elected by shareholders in 2006. Mr. Phelps was appointed by the Board in 1997 and was elected by shareholders in 2006. Ms. Wendlandt and Mr. Starr were elected by the initial shareholder of the Funds in 1991 and by all shareholders in 2006. Ms. Raftery was appointed by the Board in 2009 and has not been elected by shareholders. Mr. Poor was appointed by the Board in 2014 and has not been elected by shareholders. Each of the Nominees has consented to being named in this Proxy Statement and to serving on the Board if elected.

Unlike the majority of mutual funds, the Green Century Funds do not pay their Trustees any fees; all the Trustees serve as volunteers. Each of the Trustees is committed to furthering sustainable investing and advocacy for greater corporate environmental responsibility.

Trustee Nominee and Officer Information

The table below sets forth each Nominee’s name, age, position and length of service with the Funds, each Nominee’s principal occupation during the past five years, and any other directorships held by each Nominee. The address for each Nominee is 114 State Street, Suite 200, Boston, MA 02109.

Name and Age	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held	Number of Funds in Green Century Family of Funds Overseen by Nominee

Independent Trustees*:

Jonathan Darnell Age: 54	Trustee Nominee	Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners (since 2011); Vice President, Morgan Stanley, Private Wealth Management Group, (2004-2011).	Advisory Board member, CardioReady LLC; Board member, Voices for Progress.	2

Laurie Moskowitz Age: 49	Trustee Nominee	Senior Director, Campaigns, US & Canada, The ONE Campaign (since 2011); Founder and Principal Partner, FieldWorks (2001-2011).	None	2

Name and Age	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held	Number of Funds in Green Century Family of Funds Overseen by Nominee

Bancroft R. Poor Age: 58	Trustee since 2014	Vice President for Operations/Chief Financial Officer/Assistant Treasurer, Massachusetts Audubon Society (since 1994)	Trustee and Chair of Finance and Administration Committee, the Quebec Labrador Foundation (since 2007); Director and Treasurer of US Offshore Wind Collaborative (2010-2013).	2

Mary Raftery Age: 49	Trustee since 2009	Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007); Director of Major Donor Development and Special Projects, BlueGreen Alliance (2011-2012); Chief Operating Officer, Apollo Alliance (2007-2011).	None	2

Name and Age	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held	Number of Funds in Green Century Family of Funds Overseen by Nominee

James H. Starr Age: 66	Independent Chairperson since 2009, Trustee since 1991	Senior Attorney, Starr and Associates, PC (since 1982); County Commissioner, Gunnison County, CO (1999-2010).	Director and President, Gunnison Valley Housing Foundation (since 2011); Director and Vice President, Cool Creek Watershed Commission (since 2011); Chairperson, Gunnison Valley Transportation Authority (2004-2010); President, Peanut Mine, Inc. (2002-2012); Director and Secretary, Crested Butte Land Trust (1991-2009).	2

Interested Trustees**:

John Comerford Age: 45	Trustee since 2005	Member, Board of Directors, BATS Global Markets (since 2011); Executive Managing Director, Instinet (since 2007).	None	2

Name and Age	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held	Number of Funds in Green Century Family of Funds Overseen by Nominee

Douglas H. Phelps Age: 66	Trustee since 1997	President (1996-2003) and Director (since 1996), Green Century Capital Management, Inc.; President and Executive Director, The Public Interest Network; President, U.S. PIRG (since 1983); President, Environment America (since 2007); President, Telefund, Inc.(since 1988); President, Grassroots Campaigns, Inc. (since 2003).	None	2

Wendy Wendlandt Age: 52	Trustee since 1991	President (2006-2013) and Director (since 2006), Green Century Capital Management, Inc.; Political Director, The Public Interest Network (since 1989); Senior Staff, Center for Public Interest Research (since 1989); Acting Director, Fair Share (since 2012); President, Environment America Research and Policy Center (since 2007).	None	2

* A Trustee is deemed to be an “Independent Trustee” to the extent the Trustee is not an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

** A Trustee is deemed to be an “Interested Trustee” to the extent the Trustee is an “interested person” of the Funds as defined in the 1940 Act. Mr. Comerford is considered to be an Interested Trustee by virtue of his position with Instinet, a broker-dealer that may conduct business with each Fund’s subadviser. Mr. Phelps is considered to be an Interested Trustee by virtue of his positions as a Director of Green Century and with the Public Interest Network. Ms. Wendlandt is considered to be an Interested Trustee by virtue of her positions as a Director of Green Century and with the Public Interest Network.

The table below sets forth each Officer of the Funds, her name, age, position and length of service with the Funds and principal occupation during the past five years. The address for each Officer is 114 State Street, Suite 200, Boston, MA 02109.

Name and Age	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years

Kristina A. Curtis Age: 61	President since 2005; Treasurer since 2008 and from 1991-2005	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.

Amy F. Puffer Age: 55	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer, (since 2004); Clerk and Director (since 2006), Green Century Capital Management, Inc.

Trustee Nominees’ Biographies and Qualifications

The Trustees are experienced business people, attorneys and non-profit organization managers who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, oversee management of the risks associated with such activities and contractual arrangements, and review the Funds’ performance and expenses, among other reviews and assessments. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the individual Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board, as a whole, to operate effectively in governing the Funds and protecting the interests of shareholders. In addition, each Trustee is committed to the Funds’ and Green Century’s mission of offering environmentally responsible and fossil fuel free mutual funds and advocating for greater corporate environmental accountability. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Funds, is provided in the table above, and in the following paragraphs. References to experience, qualifications, attributes and/or skills of Trustees do not constitute holding out the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any Trustee or on the Board by reason thereof.

Jonathan Darnell is the founder and owner of a private placement firm, specializing in the alternative energy and biomedical sectors. Previously he was a Vice President at Morgan Stanley in Private Wealth Management, the Firm’s ultra-high net worth division, where he provided investment advice and portfolio management services across all asset classes for clients with combined total capital exceeding five billion dollars. Prior to that, he served in various senior management and board capacities at the Public Interest Network of environmental and citizen advocacy organizations.

Mr. Darnell’s qualifications to serve as a Trustee include his extensive experience in the investment industry as well as his many years of involvement in public policy and commercial aspects of renewable power generation and resource conservation.

Laurie Moskowitz is currently the Senior Director for Campaigns, U.S. & Canada, for The ONE Campaign. She is responsible for creating high impact campaigns to secure public and political support for overseas development assistance from the U.S. Government and international multi-lateral institutions.

Previously, she was the founder and principal partner of FieldWorks, a campaign planning firm, managing all aspects of the business, including marketing and promotion, project development, client relations, budget oversight, administration, legal and human resources. Prior to that, she worked for the Democratic National Committee and various political campaigns.

Ms. Moskowitz’s qualifications to serve as a Trustee include her extensive experience as an organizational leader, strategic thinker, manager and business owner as well as her history of campaign work.

Bancroft Poor is currently the Vice President for Operations, the Chief Financial Officer and an Assistant Treasurer for the Massachusetts Audubon Society. He is in charge of all of Mass Audubon’s financial, administrative, information technology, human resources, and capital assets and planning functions. Previously, he was the Finance Director for the Massachusetts Public Interest Research Group and prior to that, worked in research and management consulting positions. He has been a Trustee of the Funds, and has served as the Chair of the Funds’ Audit Committee, since 2014. He also currently serves on the Funds’ Valuation Committee.

Mr. Poor’s qualifications to serve as Trustee include his finance, administration and project management expertise as well as his extensive experience as a senior manager or board member for several non-profit and environmental organizations.

Mary Raftery is currently the Senior Advisor, Funder Collaborations, at ClimateWorks Foundation, which supports public policies that are designed to address climate change. She previously served as the Chief Operating Officer and as the Director of Major Donor Development and Special Projects at two national non-profit organizations promoting a green economy. She has been a Trustee of the Funds, and has served on the Funds’ Qualified Legal Compliance Committee, since 2009. She also currently serves on the Funds’ Nominating Committee.

Ms. Raftery’s qualifications to serve as a Trustee include her extensive experience in non-profit management, as well as her work on environmental issues with labor unions, businesses, environmental groups and foundations in the U.S. and Europe.

James Starr is the founder and owner of a law firm in Colorado and is also the Director and President of the Gunnison Valley Housing Foundation and the Director and Vice President of the Cool Creek Watershed Commission, both based in Colorado. He has been a Trustee of the Funds since the Funds’ inception in 1991 and has served as the Independent Chairperson of the Board of Trustees since 2009. He also currently serves on the Funds’ Audit, Nominating and Qualified Legal Compliance Committees.

Mr. Starr’s qualifications to serve as a Trustee of the Funds include his experience as a lawyer and small business owner and his work on numerous community service activities and service on many community boards for over 30 years.

John Comerford is currently an Executive Managing Director of Instinet, one of the largest brokers in the electronic trading market. He has served as a portfolio manager and equity trader and has led the development of securities trading software products. He holds the professional accreditation of a Certified Financial Analyst. He has been a Trustee of the Funds since 2005 and has served on the Funds’ Valuation Committee since 2007.

Mr. Comerford’s qualifications to serve as a Trustee include his over 20 years of experience in the securities, financial services and brokerage industries and his ability to offer counsel on investment matters.

Douglas Phelps is President and Executive Director of the Public Interest Network, a foundry for change organizations. He also Chairs the Board of U.S. PIRG, the federation of State PIRGs, and Chairs the Advisory Board of the Fund for the Public Interest, a national non-profit that runs grass-roots campaigns to raise money, sign up members, educate the public and build political support for some of the nation’s leading public interest non-profits such as the PIRGs, Environment America and the Human Rights Campaign. Mr. Phelps chairs the board of Green Corps, the field school for environmental organizing, and serves on the Board of the National Environmental Law Center. He has served as a Trustee of the Funds since 1997. He also has served as President (1996 to 2003) and Director (since 1996) of Green Century.

Mr. Phelps’ qualifications to serve as a Trustee of the Funds include his long tenure with Green Century and his extensive experience as a board member or chair of several non-profit and environmental organizations.

Wendy Wendlandt is the Political Director for The Public Interest Network. Over the last 30 years, she has helped secure millions of dollars in foundation grants, expand the breadth and depth of coalitions around issues ranging from campaign finance reform to genetically engineered foods, and play a lead role in campaigns that have won dozens of tangible results for public health and the environment. Ms. Wendlandt has served as a Trustee of the Funds since the Funds’ inception in 1991 and has also served as President (2006-2013) and Director (since 2006) of Green Century.

Ms. Wendlandt’s qualifications to serve as Trustee of the Funds include her executive management experience with non-profit organizations and her long collaboration with Green Century.

Trustee Oversight Responsibilities

The Chairperson of the Board of Trustees of the Funds is an Independent Trustee, as defined in the 1940 Act. He presides at meetings of the Board and at executive sessions of the Independent Trustees. The Independent Chairperson is appointed by a majority of the Independent Trustees. It is the policy of the Board that the Independent Chairperson of the Board, with full responsibilities as a chairperson would generally have, will continue to be an Independent Trustee. The Board of Trustees has determined that having its Chairperson be an Independent Trustee is in the best interests of the Funds’ shareholders.

The Board has four standing committees, described in more detail below. Through the committees, particularly the Audit Committee, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest with management. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the Funds have effective independent governance and oversight. The Board has determined that its leadership and committee structure is appropriate given Green Century’s role with respect to the Funds’ investment and business operations. The Board believes that the leadership and committee structure provides effective management for the relationships between the Funds, Green Century and the Funds’ other principal service providers, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Like other mutual funds, the Funds are subject to risks, including investment, compliance, operational and valuation risks, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the Funds’ investment adviser and administrator, Green Century, the Funds’ Chief Compliance Officer (CCO), the Funds’ investment subadvisers, and the Funds’ independent registered public accounting firm, as appropriate, regarding risks faced by the Funds and risk management.

The Board has designated the CCO to be responsible for the Funds’ compliance policies and procedures. The CCO reports to the Independent Trustees of the Board and is responsible for delivering, at least annually, a written report on compliance and other required or agreed on matters to the Board. The Independent Trustees of the Board also meet with the CCO, separately from management, generally at least annually, to address compliance issues and other relevant matters.

The actual day-to-day risk management functions with respect to the Funds are subsumed within the responsibilities of the investment adviser and administrator, the subadvisers, and other service providers, depending upon the nature of the risk. In the course of its interactions with the various service providers, the Board has emphasized the importance of maintaining vigorous risk management programs and procedures. The Trustees recognize that not all risks that may affect the Funds can be identified. Processes and controls developed cannot eliminate or mitigate the occurrence or effects of all risks, and some risks may be simply beyond any processes, procedures or controls of the Board, the Funds, Green Century, or other service providers. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Compensation of Trustees

No Trustee of the Funds receives any compensation from the Funds, but each Trustee is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. Information regarding compensation paid to the Trustees of the Funds for the fiscal year ended July 31, 2013 is set forth below. The Funds do not contribute to a retirement plan for the Trustees of the Funds. The Officers do not receive any direct remuneration from the Funds.

Name of Person, Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Green Century Fund Complex Paid to Trustees
Independent Trustees:

Mary Raftery	None	None	None	None

James H. Starr	None	None	None	None

Interested Trustees:

John Comerford	None	None	None	None

Douglas H. Phelps	None	None	None	None

Wendy Wendlandt	None	None	None	None

Fund Shares Owned by Trustee Nominees

The following table shows the amount of equity securities beneficially owned by each Nominee in the Green Century Family of Funds as of June 30, 2014.

Name of Trustee Nominee	Dollar Range of Equity Securities in Fund/Fund Name	Aggregate Dollar Range of Equity Securities in all Investment Companies Overseen by Nominee in Green Century Fund Family

Independent Nominees:

Jonathan Darnell	None	None

Laurie Moskowitz	None	None

Bancroft R. Poor	None	None

Mary Raftery	None	None

James H. Starr	$10,001-$50,000/Green Century Equity Fund $10,001-$50,000/Green Century Balanced Fund	$10,001-$50,000

Name of Trustee Nominee	Dollar Range of Equity Securities in Fund/Fund Name	Aggregate Dollar Range of Equity Securities in all Investment Companies Overseen by Nominee in Green Century Fund Family

Interested Nominees:

John Comerford	None	None

Douglas H. Phelps	over $100,000/Green Century Equity Fund over $100,000/Green Century Balanced Fund	over $100,000

Wendy Wendlandt	$10,001-$50,000/Green Century Equity Fund $10,001-$50,000/Green Century Balanced Fund	$10,001-$50,000

As of July 22, 2014, none of the current Independent Trustees of the Funds or nominees for Independent Trustee, or their immediate family members, owned beneficially or of record any securities of Green Century, UMB Distribution Services, LLC (“UMB”), the Funds’ distributor, or any person controlling, controlled by or under common control with Green Century or UMB. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

As of July 22, 2014, the Trustees, Nominees and Officers of the Funds, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of each Fund.

Meetings and Committees

Board Meetings. During the fiscal year ended July 31, 2013, the Board of Trustees of the Funds met four times. Each Trustee (other than John Comerford and Douglas Phelps) attended at least 75% of the meetings during the fiscal year ended July 31, 2013. Bancroft R. Poor was not a Trustee of the Funds during the fiscal year ended July 31, 2013.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in writing, to the Secretary of the Funds, in care of Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109.

Audit Committee. Stephen J. Morgan*, Bancroft R. Poor and James H. Starr, each an Independent Trustee, are members of the Audit Committee. The Audit Committee met once during the Funds’ fiscal year ended July 31, 2013 to select the auditor, review the Funds’ financial statements and audited annual report, to receive the report of the Funds’ independent auditors, and to review the internal and external accounting procedures of the Funds. Messrs. Morgan and Starr attended this meeting. Mr. Poor was not a Trustee of the Funds during the fiscal year ended July 31, 2013.

Nominating Committee. Stephen J. Morgan*, Mary Raftery and James H. Starr, each an Independent Trustee, are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, screening and nominating candidates to serve on the Board of Trustees. The Nominating Committee evaluates candidates’ qualifications for board membership. The Nominating Committee Charter provides that the Committee shall require that candidates for Trustee have a college degree or equivalent business experience. Further, the Nominating Committee Charter provides that the Committee shall take into account at least the following factors when considering each candidate for Trustee: (i) the availability and commitment of the candidate to attend meetings and perform his or her responsibilities on the Board; (ii) the candidate’s relevant experience; (iii) the candidate’s educational background; (iv) the candidate’s ability, judgment and expertise; and

(v) the overall diversity of the Board’s composition. The Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity on the Board in reviewing potential nominees for Independent Trustee. The Committee will consider and evaluate candidates submitted by shareholders of the Funds on the same basis as it considers and evaluates candidates recommended by other sources. Shareholder recommendations should be delivered in writing to the Secretary of the Funds, c/o Green Century Capital Management, Inc. The Nominating Committee did not meet during the Funds’ fiscal year ended July 31, 2013. The Nominating Committee met nine times during the period from August 1, 2013 through June 30, 2014. Mr. Morgan attended eight of these meetings, Mr. Starr attended all of these meetings and Ms. Raftery attended eight of these meetings. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Exhibit A.

Valuation Committee. John Comerford and Bancroft R. Poor are members of the Valuation Committee. The Valuation Committee monitors the valuation of fund investments. The Valuation Committee did not meet during the most recent fiscal year.

Qualified Legal Compliance Committee. Stephen J. Morgan*, James H. Starr and Mary Raftery, each an Independent Trustee, are members of the Qualified Legal Compliance Committee (“QLCC”) of the Board of Trustees of the Funds. The QLCC is authorized to receive, evaluate and investigate reports of material violations of law as prescribed by Section 307 of the Sarbanes-Oxley Act of 2002, which shall include, without limitation, the authority to retain such legal counsel and expert personnel as the QLCC may deem necessary and to notify the SEC in the event the Funds fail to implement a recommendation of the QLCC following an investigation. The QLCC did not meet during the most recent fiscal year.

* Mr. Morgan is retiring from the Board effective the date of the shareholder meeting, including adjournments.

Nomination by the Nominating Committee and the Board of Trustees

At a meeting of the Board’s Nominating Committee held on June 23, 2014, the Committee nominated Jonathan Darnell, Laurie Moskowitz, Bancroft R. Poor, Mary Raftery and James H. Starr to serve as Independent Trustees of the Funds and John Comerford, Douglas H. Phelps and Wendy Wendlandt to serve as Interested Trustees of the Funds. The Nominating Committee considered the criteria set forth in the Nominating Committee Charter, as described above under “Nominating Committee”, in nominating the Nominees for election or re-election as applicable, as Trustees. With respect to each new Independent Trustee Nominee, Green Century recommended the Nominee. At the June 25, 2014 meeting, the Board, including the Independent Trustees, agreed that each Nominee Trustee of the Funds should be submitted to shareholders for approval and voted to nominate such Nominees and recommend election of the Nominees by the shareholders of the Funds.

Vote Required

The affirmative vote of a plurality of votes cast, voted in person or by proxy at the Special Meeting, is required for the election of each Nominee to the Board of Trustees of the Funds.

If you sign and return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein.

The Board of Trustees recommends that you vote FOR the election of each of the Nominees to the Board.

Other Matters

The management of the Funds knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PART 4. INFORMATION REGARDING THE FUNDS.

Interests of Certain Persons

As of the July 22, 2014, to the best knowledge of the Funds, the following persons owned of record 5% or more of the outstanding shares of the Funds:

Record Owner	Number of Shares	Percent of Shares

Green Century Balanced Fund

Charles Schwab & Company 101 Montgomery Street, San Francisco, CA 94104*	1,098,119.314	21.52%

National Financial Services Corporation 200 Liberty Street, 5th Floor, New York, NY 10281*	721,584.846	14.14%

Mac and Company 525 William Penn Place, Pittsburgh, PA 15230*	311,113.822	6.10%

Green Century Equity Fund

Charles Schwab & Company 101 Montgomery Street, San Francisco, CA 94104*	975,314.602	31.08%

National Financial Services Corporation 200 Liberty Street, 5th Floor, New York, NY 10281*	409,960.179	13.06%

TD Ameritrade P.O. Box 2226, Omaha, NE 68103*...	166,211.370	5.30%

*Owners of record, not beneficial owners

Independent Registered Public Accounting Firm

The Board has selected KPMG LLP (“KPMG”) to serve as the independent public accountant for each Fund. Representatives of KPMG are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available by telephone to respond to appropriate questions.

Accounting Fees and Services for the Trust

The information under each of the subheadings below show the aggregate fees KPMG billed to the Trust and the Adviser for its professional services rendered for the Funds’ most recently completed fiscal years.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG for the audit of the Funds’ annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below:

For the fiscal year ended July 31, 2013: $37,400.00

For the fiscal year ended July 31, 2012: $36,400.00

Audit-Related Fees. There were no fees billed for the Funds’ two most recently completed fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the Audit Fees caption above.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice and tax planning are set forth below. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended July 31, 2013: $10,800.00

For the fiscal year ended July 31, 2012: $10,400.00

All Other Fees. There were no other fees billed for the Funds’ two most recently completed fiscal years for products and services provided by KPMG, other than the services reported under the Audit Fees, Audit-Related Fees, or Tax Fees captions above.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for services rendered to the Funds were the tax compliance, tax advice and tax planning fees listed in the Tax Fees caption above and are set forth below. No non-audit fees were billed by KPMG for services rendered to the Funds’ investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds for the last two fiscal years of the Funds.

For the fiscal year ended July 31, 2013: $10,800.00

For the fiscal year ended July 31, 2012: $10,400.00

Audit Committee Pre-Approval Policies and Procedures

The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the Funds’ investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

There were no services described above (including services required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

Additional Information

Each Fund is a series of the Green Century Funds (the “Trust”), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of July 1, 1991. The Balanced Fund was designated as a separate series of the Trust on July 1, 1991. The Equity Fund was designated as a separate series of the Trust on April 7, 1995. The mailing address of the Trust is 114 State Street, Suite 200, Boston, MA 02109.

Green Century is the Funds’ investment adviser and administrator. Trillium Asset Management LLC serves as the subadviser for the Green Century Balanced Fund. The principal business address of Trillium Asset Management LLC is Two Financial Center, 60 South Street, Suite 1100, Boston, MA 02111. Northern Trust Investments, Inc. serves as the subadviser for the Green Century Equity Fund. The principal business address of Northern Trust Investments, Inc. is 50 South LaSalle Street, Chicago, IL 60603. UMB is the Funds’ distributor. The principal business address of UMB is 235 West Galena Street, Milwaukee, WI 53212. Huntington Asset Services, Inc. acts as transfer agent and dividend disbursing agent for each Fund. The principal business address of Huntington Asset Services, Inc. is 2960 North Meridian, Suite 300, Indianapolis, IN 46208. State Street Bank and Trust Company (State Street) acts as the custodian for each of the Funds. State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this proxy statement may be delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will promptly deliver a separate copy of this proxy statement to a shareholder at a shared address. Please note that each shareholder (other than joint account shareholders) will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-221-5519 or forward a written request to the Trust at Green Century Funds, PO Box 6110, Indianapolis, IN 46206-6110 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Submission of Certain Proposals

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Amy Puffer, Secretary

August 12, 2014

Exhibit A

GREEN CENTURY FUNDS

Nominating Committee Charter

1.	The Nominating Committee (the “Committee”) of the Board of Trustees (the “Board” or the “Board of Trustees”) of the Green Century Funds (the “Trust” or the “Funds”) shall be composed entirely of Independent Trustees, none of whom shall be an “interested person” of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. The Committee shall be comprised of as many Independent Trustees as the Board shall determine, but in no event fewer than two (2) Independent Trustees. The Board may remove or replace members of the Committee for any reason by majority vote of the Independent Trustees of the Board.

2.	The primary purpose and responsibility of the Nominating Committee is the screening and nomination of candidates to serve on the Board of Trustees (each, a “Candidate”).

3.	To carry out its purposes, the Committee shall have the authority and responsibility to determine the minimum qualifications that a Candidate is required to have and the factors that the Committee will consider in reviewing Candidates. Presently, the Committee has determined to:

a.	require that Candidates have a college degree or equivalent business experience;

b.	take into account at least the following factors when considering each Candidate:

i.	the availability and commitment of the Candidate to attend meetings and perform his or her responsibilities on the Board;

ii.	the Candidate’s relevant experience;

iii.	the Candidate’s educational background;

iv.	the Candidate’s ability, judgment and expertise; and

v.	the overall diversity of the Board’s composition; and

c.	consider Candidates recommended by one or more of the following sources:

i.	the Trust’s current Trustees;

ii.	the Trust’s officers;

iii.	the Trust’s investment adviser or sub-adviser;

iv.	shareholders of either Fund (see below); and

any other source the Committee deems appropriate.

4.	The Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential Candidates.

A-1

5.	The Committee will consider and evaluate Candidates submitted by shareholders of the Funds on the same basis as it considers and evaluates Candidates recommended by other sources. Shareholder recommendations should be delivered in writing to the Secretary of the Trust, c/o Green Century Capital Management, Inc.

6.	Meetings of the Committee will follow the following procedures:

a.	The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-laws.

b.	The Committee may meet either in person or by telephone, and the Committee may act by unanimous written consent, to the extent permitted by law and by the Funds’ organizational documents.

c.	A majority of the members shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members present at a meeting at which a quorum is present shall be the action of the Committee. If the Committee consists of two members then a majority of the Committee will be equal to two members.

d.	The Committee may select one of its members to be its chair.

e.	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

f.	The Committee shall maintain all documents received or reviewed by it for at minimum ten years.

7.	This Charter has been adopted and approved by the Board of Trustees of the Funds and may be amended by the Board from time to time in compliance with applicable laws, rules, and regulations.

June 2005

A-2

PO BOX 55909 BOSTON, MA 02205-5909

Your Vote is Important!

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/gcf. Follow the on-line instructions. If you vote by internet, you need not return your proxy card.

Vote by Telephone

Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you need not return your proxy card.

Vote by Mail

Please complete, sign and date your proxy card and return it promptly in the enclosed envelope.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-9100

PROXY

GREEN CENTURY BALANCED FUND

GREEN CENTURY EQUITY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 22, 2014

The undersigned, revoking prior proxies, hereby appoints Kristina A. Curtis and Amy F. Puffer, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Green Century Balanced Fund and the Green Century Equity Fund to be held at the offices of Green Century Capital Management, 114 State Street, Boston, MA 02109, on September 22, 2014, or at any adjournment or postponement thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. The proposal on this proxy card has been proposed by the Green Century Funds Board of Trustees. If no direction is given on the proposal, this proxy card will be voted “FOR” the Proposal. The proxy will be voted in accordance with the holder’s best judgment as to any other matters as may come before the Special Meeting or any adjournments or postponements thereof.

If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card and the signer’s name must exactly match one of the names that appear on the card.

Please vote, sign where indicated and return promptly in enclosed envelope.

Please sign this proxy exactly as your name appears. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If acorporation, this signature should be that of an authorized officer who should state his or her title.	Signature

Date

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Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on September 22, 2014

The Proxy Statement for this Meeting is available at: www.2voteproxy.com/gcf

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the proposal, mark the box at the left. No other vote is necessary.

☒	Please fill in the boxes as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

The Green Century Funds Board of Trustees recommends that you vote “FOR” the election of each of the nominees.

1.	To elect Trustees of the Green Century Funds.

(01)	John Comerford	(05)	Bancroft R. Poor
(02)	Jonathan Darnell	(06)	Mary Raftery
(03)	Laurie Moskowitz	(07)	James H. Starr
(04)	Douglas M. Phelps	(08)	Wendy Wendlandt

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT

Green Century Balanced Fund	☐	☐	☐	Green Century Equity Fund	☐	☐	☐

To vote against a particular Nominee, mark the “FOR ALL EXCEPT” box and write the number of each Nominee you do not wish to vote for on the line(s) above.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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